Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT, dated as of September 27, 2012 (this “Amendment”), is by and among the Lenders party hereto, Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Lenders (the “Administrative Agent”), Quality Distribution, LLC, a Delaware limited liability company (the “Borrower”), Quality Distribution, Inc., a Florida corporation (“Holdings”), and the other Subsidiaries of Holdings party hereto (collectively, with the Borrower and Holdings, the “Loan Parties”).

W I T N E S S E T H :

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties have entered into financing arrangements pursuant to which the Lenders have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Credit Agreement dated August 19, 2011, by and among the Administrative Agent, the Lenders, the Borrower and Holdings and the other parties thereto (as from time to time amended, modified or supplemented, the “Credit Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement);

WHEREAS, the Borrower has requested $100,000,000 in Incremental Revolving Facility Commitments pursuant to Section 2.21 of the Credit Agreement, and the Incremental Revolving Facility Lenders are willing to provide such Incremental Revolving Facility Commitments on the same terms as the Revolving Facility Commitments and subject to the conditions set forth herein;

WHEREAS, the Borrower and the other Loan Parties desire to amend certain provisions of the Credit Agreement as set forth herein, and the Super Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

WHEREAS, by this Amendment, the Super Majority Lenders, the Incremental Revolving Facility Lenders, the Borrower and the other Loan Parties desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

““First Amendment” means the Amendment to Credit Agreement dated as of September 27, 2012 among the Super Majority Lenders, the Borrower and the other Loan Parties signatory thereto.”

““Incremental Effective Date” means the date on which all conditions contained in Section 2 of the First Amendment have been satisfied or waived.”

(b) The definition of “Availability Triggering Event” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Availability Triggering Event” shall occur at any time that (a) Availability is less than (i) $35.0 million at such time if the Borrowing Base is greater than $300.0 million, (ii) $30.0 million at such time if the Borrowing Base is less than or equal to $300.0 million but greater than $250.0 million, (iii) $25.0 million at such time if the Borrowing Base is less than or equal to $250.0 million but greater than $200.0 million or (iv) $20.0 million at such time if the Borrowing Base is less than or equal to $200.0 million (provided that solely with respect to Section 5.04(j), the foregoing $35.0 million, $30.0 million, $25.0 million and $20.0 million thresholds shall be $45.0 million, $40.0 million, $35.0 million and $25.0 million, respectively) or (b) an Event of Default shall have occurred and be continuing. Once occurred, an Availability Triggering Event described in clause (a) shall be deemed to be continuing until such time as the Availability is greater than (i) $35.0 million if the Borrowing Base is greater than $300.0 million, (ii) $30.0 million if the Borrowing Base is less than or equal to $300.0 million but greater than $250.0 million, (iii) $25.0 million if the Borrowing Base is less than or equal to $250.0 million but greater than $200.0 million or (iv) $20.0 million if the Borrowing Base is less than or equal to $200.0 million, as applicable, for 30 consecutive days (provided that solely with respect to Section 5.04(j), the foregoing $35.0 million, $30.0 million, $25.0 million and $20.0 million thresholds shall be $45.0 million, $40.0 million, $35.0 million and $25.0 million, respectively).”

(c) Clause (d) of the definition of “Borrowing Base” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) the lesser of (x) the sum of (A) 80% of the fair market value of Eligible Real Property (as reflected in the most recent appraisal delivered prior to the Closing Date or subsequently delivered pursuant to Section 5.07(b)) plus (B) 85% of the Net Orderly Liquidation Value of Eligible Machinery and Equipment, which sum shall be reduced by $750,000 on each six-month anniversary of the Closing Date; provided, that, the foregoing $750,000 amount shall be increased from and after the second anniversary of the Closing Date by an amount equal to the semi-annual amortization (calculated on a ten (10)-year straight-line basis) of any increase in the PPE Cap above $30.0 million and (y) the PPE Cap; provided, that, on the second anniversary of the Closing Date and each six-month anniversary of the Closing Date thereafter, the PPE Cap shall be reduced by an amount equal to $750,000 plus an amount equal to the semi-annual amortization (calculated on a ten (10)-year straight-line basis) of any increase in the PPE Cap above $30.0 million. For the avoidance of doubt, any reductions to the PPE Cap occurring prior to the Incremental Effective Date shall be of no force and effect from and after the Incremental Effective Date.”

(d) The definition of “PPE Cap” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““PPE Cap” shall mean $30.0 million; provided, that, within nine (9) months of the Incremental Effective Date, the Borrower may, at its discretion, increase the foregoing amount up to two (2) times; provided further, that, in no event shall the PPE Cap exceed $35.0 million after giving effect to any such increase; provided further, that, prior to any exercise by the Borrower of its option to increase the PPE Cap, the Administrative Agent shall have received all environmental and collateral audits and appraisals (including, without limitation, an analysis of the fair market value of any Eligible Real Property and the Net Orderly Liquidation Value of any Eligible Machinery and Equipment) reasonably requested by it in respect of any Eligible Real Property and Eligible Machinery and Equipment acquired after the Closing Date that the Borrower desires to include in the Borrowing Base (and not, for the avoidance of doubt, any Eligible Real Property and Eligible Machinery and Equipment included in the Borrowing Base on the Incremental Effective Date).”

(e) Section 3.08(a) of the Credit Agreement is hereby amended by deleting therefrom the words “Closing Date” and substituting “Incremental Effective Date” therefor.

(f) Schedule 1.01C of the Credit Agreement is hereby amended by deleting therefrom reference to the property located at 807 Seaboard Ave., Chesapeake, Virginia.

(g) Schedule 2.01 to the Credit Agreement is hereby deleted and replaced in its entirety by the corresponding schedule attached as Annex A hereto.

(h) Schedule 3.08(a) to the Credit Agreement is hereby deleted and replaced in its entirety by the corresponding schedule attached as Annex B hereto.

(i) Exhibit B to the Credit Agreement is hereby deleted and replaced in its entirety by the corresponding schedule attached as Annex C hereto.

2. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative Agent (the date of such satisfaction, the “Incremental Effective Date”):

(a) the execution and delivery of this Amendment by the Loan Parties, the Super Majority Lenders, the Incremental Revolving Facility Lenders and the Administrative Agent;

(b) receipt by the Administrative Agent of a certificate of solvency from the chief financial officer of the Borrower and the Responsible Officer’s certificate required pursuant to Section 2.21(c)(ii) of the Credit Agreement;

(c) receipt by the Administrative Agent of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Amendment;

(d) receipt by the Administrative Agent of (i) new flood zone determinations and, if applicable, evidence of flood insurance, in each case to be reasonably satisfactory to the Administrative Agent, in respect of any Eligible Real Property acquired after the Closing Date that the Borrower desires to include in the Borrowing Base (and not, for the avoidance of doubt, any Eligible Real Property and Eligible Machinery and Equipment included in the Borrowing Base on the Incremental Effective Date), (ii) duly executed amendments in respect of the Mortgages to the extent necessary to maintain the liens and security interests of the Collateral Agent in the jurisdiction of such Mortgage and recordation fees necessary to cause such amendments to be duly filed in each applicable jurisdiction and (iii) title searches with respect to Eligible Real Property, the results of which are reasonably satisfactory to the Collateral Agent;

(e) receipt by the Administrative Agent of an Incremental Effective Date borrowing base certificate;

(f) the elements of the Collateral and Guarantee Requirement required to be satisfied on the Incremental Effective Date shall have been satisfied, and the Administrative Agent shall have received a completed perfection certificate, dated the Incremental Effective Date;

(g) the Administrative Agent shall have received all documentation and other information that is (i) requested in writing not less than 10 business days prior to the Incremental Effective Date and (ii) required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(h) the Borrower shall have paid all invoiced accrued fees and out-of-pocket expenses of the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger in respect of this Amendment (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent and the sole lead arranger in respect of this Amendment);

(i) payment by the Borrower of all other fees and expenses required to be paid on or before the Incremental Effective Date as separately agreed in writing;

(j) receipt by the Administrative Agent of a certificate from a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Incremental Effective Date, certifying that (x) no Default or Event of Default has occurred and is continuing and (y) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(k) receipt by the Administrative Agent, on behalf of itself, the Lenders and each Issuing Bank on the Incremental Effective Date, a favorable written opinion of (i) O’Melveny & Myers LLP, special New York counsel for the Loan Parties, (ii) Shumaker, Loop & Kendrick, LLP, special Florida counsel for the Loan Parties, (iii) Scopelitis, Garvin, Light, Hanson & Feary, P.C., special Illinois counsel for the Loan Parties, (iv) Stone Pigman Walther Wittmann L.L.C., special Louisiana counsel for the Loan Parties, (v) Schnader Harrison Segal & Lewis LLP, special Pennsylvania counsel for the Loan Parties, (vi) Davis LLP, special Canadian counsel for the Loan Parties, (vii) McGuire Woods LLP, special Virginia counsel for the Loan Parties and (viii) Vogel Law Firm Ltd., special North Dakota counsel for the Loan Parties, in each case (A) dated the Incremental Effective Date, (B) addressed to the Administrative Agent, the Lenders and each Issuing Bank on the Incremental Effective Date and (C) in form and substance reasonably satisfactory to the Adminisatrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request; and

(l) the execution and delivery of a master assignment and assumption agreement in form and substance reasonably satisfactory to the Administrative Agent by the Administrative Agent, the Borrower, the Lenders and the Incremental Revolving Facility Lenders.

3. Incremental Assumption Agreement. By its execution of this Amendment, the Administrative Agent, each Lender that is also an Incremental Revolving Facility Lender and the Loan Parties acknowledge and agree that this Amendment shall also serve as the Incremental Assumption Agreement required by Section 2.21 of the Credit Agreement in respect of the Incremental Revolving Facility Commitments. Each Incremental Revolving Facility Lender, Holdings and the Borrower further agrees that the Incremental Revolving Facility Commitments shall be subject to all of the same terms and conditions as the Revolving Facility Commitments and any loans made by the Incremental Revolving Facility Lenders shall be subject to the same terms and conditions as the Loans, in each case under the Credit Agreement and the other Loan Documents, and shall be subject in all respects to the provisions of the Credit Agreement and the other Loan Documents.

4. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns (it being understood, for the avoidance of doubt, that the amendments and modifications to the Credit Agreement effected hereby shall be effective as to all Lenders, other Secured Parties and any other party thereto from time to time).

6. Affirmation of Loan Parties. Each Loan Party hereby consents to the amendments and modifications to the Credit Agreement effected hereby, and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, as amended and modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended and modified by this Amendment. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Security Documents.

7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended and modified by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swingline Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) The Super Majority Lenders and the Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Amendment) and the other Loan Documents.

8. Waiver, Modification, Etc. No provision or term of this Amendment may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced or otherwise in accordance with the terms of the Credit Agreement, including Section 9.08 thereof.

9. Severability. In the event any one or more of the provisions contained in this Amendment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission (e.g., a “pdf” or “tft”) pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ William DiCicco
Name: William DiCicco
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ William DiCicco
Name: William DiCicco
Title: Vice President

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, as Lender

By:	/s/ Eric A. Anderson
Name: Eric A. Anderson Title: Vice President

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

SUNTRUST BANK, as Lender

By:	/s/ Niget Fabien
Name: Niget Fabien Title: Vice President

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

REGIONS BANK, as Lender

By:	/s/ Curtis J. Correa
Name: Curtis J. Correa Title: Senior Vice President

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

PNC BANK, N.A., as Lender

By:	/s/ Sari Garrick
Name: Sari Garrick Title: Vice President

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA, as Lender

By:	/s/ J. Patchell
Name: J. Patchell Title: Attorney-in-fact

By:	/s/ F. Mednika
Name: F. Mednika Title: Attorney-in-fact

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Robert M. Searson
Name: Robert M. Searson Title: Senior Vice President

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Lauren Havens
Name: Lauren Havens Title: Authorized Signatory

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly Title: Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar Title: Associate

[Signature Page to QDI First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER QUALITY DISTRIBUTION, LLC

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

OTHER LOAN PARTIES QUALITY DISTRIBUTION, INC.

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

OTHER LOAN PARTIES

AMERICAN TRANSINSURANCE GROUP, INC.

CHEMICAL LEAMAN CORPORATION

MEXICO INVESTMENTS, INC.

POWER PURCHASING, INC.

QC DRY BULK, LLC

QC ENERGY RESOURCES, INC.

QC ENERGY RESOURCES, LLC

QD CAPITAL CORPORATION

QD RISK SERVICES, INC.

QUALE SYSTEMS, INC.

QUALITY CARRIERS, INC.

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy
Title: Executive Vice President and Chief Financial Officer

[Signature Page to QDI First Amendment]

QC ENVIRONMENTAL SERVICES, INC. (continued)

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

QC ENERGY RESOURCES NORTHWEST, LLC

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

QC ENERGY RESOURCES TEXAS, LLC (continued)

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

QC ENERGY LOGISTICS, LLC

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

[Signature Page to QDI First Amendment]

QC BULK LOGISTICS, LLC (continued)

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President and Chief Financial Officer

BOASSO AMERICA CORPORATION

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy Title: Executive Vice President

GREENSVILLE TRANSPORT COMPANY

By:	/s/ Joseph J. Troy
Name: Joseph J. Troy
Title: Executive Vice President

[Signature Page to QDI First Amendment]